Q2 2022 Results July 27, 2022

Q2 2022 Results Not for Product Promotional Use Forward Looking Statements and Non-GAAP Financial Information 2 This presentation contains statements about Bristol-Myers Squibb Company’s (the “Company”) future financial results, plans, business development strategy, anticipated clinical trials, results and regulatory approvals that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Actual results may differ materially from those expressed in, or implied by, these statements as a result of various factors, including, but not limited to, (i) new laws and regulations, (ii) our ability to obtain, protect and maintain market exclusivity rights and enforce patents and other intellectual property rights, (iii) our ability to achieve expected clinical, regulatory and contractual milestones on expected timelines or at all, (iv) difficulties or delays in the development and commercialization of new products, (v) difficulties or delays in our clinical trials and the manufacturing, distribution and sale of our products, (vi) adverse outcomes in legal or regulatory proceedings, (vii) risks relating to acquisitions, divestitures, alliances, joint ventures and other portfolio actions and (viii) political and financial instability, including changes in general economic conditions. These and other important factors are discussed in the Company’s most recent annual report on Form 10-K and reports on Form 10-Q and Form 8-K. These documents are available on the SEC’s website, on the Company’s website or from Bristol Myers Squibb Investor Relations. No forward-looking statement can be guaranteed. In addition, any forward-looking statements and the clinical data included herein are presented only as of the date hereof. Except as otherwise required by applicable law, the Company undertakes no obligation to publicly update or revise any of the provided information, whether as a result of new information, future events, changed circumstances or otherwise. This presentation also includes certain non-generally accepted accounting principles (GAAP) financial measures that we use to describe our company’s performance. The non-GAAP financial measures are provided as supplemental information and are presented because management has evaluated the Company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the Company’s baseline performance, supplement or enhance management, analysts and investors overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. The non-GAAP information presented provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non- GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measure are available on our website at bms.com/investors. Also note that a reconciliation of certain forward-looking non-GAAP financial measures is not provided because comparable GAAP measures for such statements are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Namely, we are not able to reliably predict the impact of certain specified items or currency exchange rates beyond the next twelve months. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on our future GAAP results.

Not for Product Promotional Use Q2 2022 Results Giovanni Caforio Board Chair and Chief Executive Officer 3

Q2 2022 Performance

Operational Performance	**Strong commercial execution** • Q2 sales: ~$11.9B, +2% YoY, +5% ex-FX • Double-digit EPS growth in Q2 • Continued growth for in-line products & strengthened momentum from New Product Portfolio; two new launches YTD with Opdualag & Camzyos
Pipeline Execution	**Key milestones** • Breyanzi: best-in-class CD19 CAR T with broadest U.S. label in 2L LBCL; application under review in EU • Positive Ph2 for milvexian in secondary stroke prevention with data to be presented at ESC 2022; plan to initiate registrational Ph3 program by end of year • Opdivo: approval of 1L ESCC (CM-648) in U.S. & Japan

Financial Strength	• Adjusting GAAP & Reaffirming Non-GAAP Guidance for FY 2022
	• Balance sheet strength & strong cash flow generation
	  – ~$6.1B YTD cash from operating activities
	  – ~$13.2B total cash & marketable debt securities

Business Development	• Planned acquisition of Turning Point Therapeutics expected to close Q3 2022; repotrectinib potential best-in-class, next generation ROS1/NTRK inhibitor; expected launch in 2H 2023

Bristol Myers Squibb™ Not for product promotional use 4

Not for product promotional use • Potential best-in-class ROS1 inhibitor in NSCLC • Highly potent & differentiated small molecule • Designed to bind in presence of solvent front & gatekeeper mutations Turning Point Therapeutics: Strong Strategic Fit 5 ROS1+ TKI-Naïve NSCLC; cORR (95% CI) 79% TKI-Pretreated Activity  cORRs of 28-42% (n=100) CNS Activity (ROS1+ NSCLC)  ROS1+ TKI-Naïve NSCLC Durability DOR • 18-month DOR: 76% • mDOR: not mature PFS • 18-month PFS: 72% • mPFS: not mature Generally Well Tolerated Safety Profile Source: www.tptherapeutics.com • Planned close in Q3 2022 • Expected to be accretive to non-GAAP EPS in 2025 Transaction Details Broadens portfolio in precision oncology & solid tumors Planned launch of repotrectinib: 2H 2023

Portfolio Depth Provides Significant Near-term Catalysts

2022 Key Milestones

Opdivo (+/- Yervoy)	U.S./EU expected approvals: ✔ 1L ESCC (CM-648) ✔ Neo-adj lung EFS (CM-816) (U.S.)	**deucravacitinib**	☐ PsO U.S. approval ✔ SLE Ph2
Opdualag	✔ 1L melanoma U.S. approval ✔ Initiation 2L+ CRC Ph3	**cendakimab**	☐ AD Ph2
bempeg	✘ 1L melanoma ✘ 1L renal ✘ 1L bladder	**Camzyos**	✔ oHCM U.S. approval ✔ oHCM Ph3 (VALOR) ☐ Initiation nHCM Ph3
Breyanzi	✔ 2L LBCL U.S. approval ✔ 3L+ LBCL EU approval		
Abecma	☐ 2L+ MM Ph2 (KarMMa-2)	**milvexian**	✔ SSP Ph2
iberdomide	✔ Initiation 2L+ MM Ph3 (EXCALIBER)		
mezigdomide (CC-92480)	☐ 4L+ MM Ph1/2		

2023/2024 Key Milestones

Opdivo (+/- Yervoy)	Metastatic: ☐ 1L CRPC (CM-7DX) ☐ 1L HCC (CM-9DW) Early Stage: ☐ Adj. HCC (CM-9DX) ☐ Adj. RCC (CM-914) ☐ Peri-adj lung (CM-77T) ☐ Peri-adj MIBC (CM-078) ☐ Adj. NSCLC (ANVIL, co-op group)	**iberdomide**	☐ Initiation of Post transplant maintenance Ph3 H2H vs Rev ☐ Initiation of NDMM Ph3 H2H vs. Rev
		mezigdomide (CC-92480)	☐ Initiation triplet 2L+ MM Ph3
Opdualag	☐ 1L melanoma EU approval ☐ Initiation 1L lung Ph3 ☐ 2L HCC Ph2	**Reblozyl**	☐ 1L MDS Ph3 (COMMANDS) ☐ 1L MF Ph3 (INDEPENDENCE)
bempeg	✘ Neo-adj. cis-ineligible MIBC	**deucravacitinib**	☐ PsO EU approval ☐ PsA Ph3 ☐ CD & DLE Ph2 ☐ UC Ph2 (IM011-127)
Breyanzi	☐ 3L+ FL ☐ 3L+ CLL	**cendakimab**	☐ EoE Ph3
Abecma	☐ 3L+ MM Ph3 (KarMMa-3)	**Zeposia**	☐ CD Ph3
alnuctamab BCMA TCE	☐ Initiation of pivotal trial	**Camzyos**	☐ HFpEF Ph2 (EMBARK)

Milestones represent data readouts unless otherwise specified
To be expanded to include regulatory milestones pending future registrational successes

Bristol Myers Squibb | Q2 2022 Results
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Not for Product Promotional Use David Elkins Chief Financial Officer 7 Q2 2022 Results

Not for product promotional use Strong Total Company Performance 8 Total Company +$11.9B, +2% YoY, +5% Ex-FX $B Q2 Net Sales YoY % Ex-FX % Total Company $11.9 2% 5% In-Line Products $8.7 9% 13% New Product Portfolio $0.5 * * In-Line Products & New Product Portfolio $9.2 11% 16% Recent LOEs1 $2.7 (22%) (20%) * In excess of +100%1Recent LOE Brands = Revlimid & Abraxane $8.2 $9.2 $3.5 $2.7 Q2 2021 Q2 2022 Recent LOEs In-Line & New Products

New Product Portfolio Sales Performance

Revenues more than **doubled** vs PY

Q2 2022 vs Q2 2021 $M



$225
$12
$16
$17
$28
$24
$128
Q2 2021
$482
$3
$23
$32
$39
$58
$66
$89
$172
Q2 2022
Reblozyl
Abecma
Zeposia
Opdualag
Breyanzi
Onureg
Inrebic
Camzyos

Double-digit growth vs PQ

Q2 2022 vs Q1 2022 $M



$350
$18
$23
$44
$6
$36
$67
$156
Q1 2022
~38% ex-FX
$482
$3
$23
$32
$39
$58
$66
$89
$172
Q2 2022
Reblozyl
Abecma
Zeposia
Opdualag
Breyanzi
Onureg
Inrebic
Camzyos

Anticipated approval of deucravacitinib: **PDUFA: September 10, 2022**

Bristol Myers Squibb

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Not for product promotional use Q2 2022 Solid Tumor product summary 10 Opdivo • U.S. growth driven by demand in 1L lung, 1L renal, 1L gastric, adj. esophageal & adj. bladder cancer • Ex-U.S. growth from new launches in multiple geographies • Continued growth expected from current & new indications Yervoy: Growth driven by strong international demand Opdualag • 3rd approved I-O agent; potential to be a new SOC in 1L melanoma • Strong revenue driven by demand & +$10M inventory stocking • CHMP positive opinion in EU in 1L mel (RELATIVITY-047) Key Commentary $M YoY % Ex-Fx % $2,063 +8% +12% $525 +3% +7% $58 --- --- $241 (19%) (17%) Q2 Global Net Sales

Q2 2022 Cardiovascular product summary

Q2 Global Net Sales

	$M	YoY %	Ex-Fx %
Eliquis apixaban	$3,235	+16%	+20%
CAMZYOS™ (mavacamten) 2.5, 5, 10, 15mg capsules	$3	---	---

Key Commentary

Eliquis

- Best-in-class medicine & leading product within OAC category
- Robust demand in U.S. & favorable gross-to-net adjustments vs PY; ~$200M inventory build vs Q1'22
- Continues to be #1 OAC in key international markets

Camzyos

- First-in-class myosin inhibitor indicated for NYHA class II & III symptomatic oHCM
- Establishing foundation with >1K HCPs REMS certified across top HCM centers
- Broadening user base & supporting patient initiation

Bristol Myers Squibb™ | Q2 2022 Results

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Q2 2022 Results Not for Product Promotional Use Q2 2022 Hematology product summary 12 Revlimid – Impacted by generic entry • Continue to expect FY 2022 revenues of $9 - $9.5B Pomalyst – Increased demand as patients move into earlier lines, extending treatment duration Reblozyl • Robust U.S. demand; encouraging trends in treatment duration & patient adherence • Expansion in international markets based on reimbursement timing Abecma – Strong demand supported by increased manufacturing capacity Breyanzi – Best-in-class CD19 profile with broadest U.S. 2L LBCL label; continue to invest in capacity expansion in 2023 Key Commentary 1 $M YoY % Ex-Fx % $2,501 (22%) (21%) $908 +6% +9% $544 +1% +5% $172 +34% +36% $89 * * $77 (10%) (5%) $39 * * $32 * * $23 +44% +44% Q2 Global Net Sales * In excess of +100%

Q2 2022 Results Not for Product Promotional Use Q2 2022 Immunology product summary 13 Orencia • Continued growth due to higher demand & expanded market share Zeposia • Demand growth including expansion into UC • Favorable inventory & gross-to-net adjustments of +$20M vs Q1’22 • Continue to build volume in 2H 2022 & expand access in 2023 Key Commentary % $M YoY % Ex-Fx % $876 +8% +11% $66 * * Q2 Global Net Sales Deucravacitinib Anticipated U.S. approval September 10, 2022 * In excess of +100%

Q2 2022 Results Not for Product Promotional Use US GAAP Non-GAAP $ in billions, except EPS Q2 2022 Q2 2021 Q2 2022 Q2 2021 Total Revenues, net 11.9 11.7 11.9 11.7 Gross Margin % 77.1% 79% 78.3% 79.8% Operating Expenses1 4.1 4.4 4.1 4.1 Acquired IPR&D 0.4 0.8 0.4 0.8 Amortization of Acquired Intangibles 2.4 2.5 - - Effective Tax Rate 27% 31.7% 17% 17.6% Diluted EPS 0.66 0.47 1.93 1.63 Diluted Shares Outstanding (# in millions) 2,149 2,252 2,149 2,252 Q2 2022 Financial Performance 14 US P No - AP Diluted EPS Impact from Acquired IPR&D2 (0.14) (0.30) (0.14) (0.30) 1 Operating Expenses = MS&A and R&D 2Comprises the net impact from Acquired IPRD & Licensing income

Balanced Approach to Capital Allocation

Cash flow from Operations $B



$3.1
$5.3
$4.1
$3.8
$2.3
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022

$B	Q2 2022
Total Cash*	~$13.2B
Total Debt	~$42B

$45B - $50B in free cash flow** 2022 - 2024

Business Development

- Prioritize small & mid-sized bolt-on opportunities
  - Planned acquisition for precision oncology company, Turning Point Therapeutics
- Replenish & diversify portfolio

Debt Reduction

- Continued debt reduction; ~$10B in maturities through 2024
  - $2.9B in debt repayments in Q2
- Maintain strong investment-grade credit rating

Returning Cash to Shareholders

- Continued dividend growth***
- Opportunistic share repurchase
  - ~$5B ASR agreement executed in Q1
  - ~$10.2B remaining authorization

*Cash includes cash, cash equivalents and marketable debt securities
**Non-GAAP: There is no reliable or reasonable estimable comparable GAAP metric for this non-GAAP forward-looking information
***Subject to Board approval

Bristol Myers Squibb | Q2 2022 Results
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2022 Guidance

	US GAAP		Non-GAAP	
	April (Prior)	July (Revised)	April (Prior)	July (Revised)
Total net Sales	In-line with 2021	~$46B	In-line with 2021	~$46B
Recent LOE Products[1]	~$10B or double-digit decline	No Change	~$10B or double-digit decline	No Change
Revlimid	$9 - $9.5B	No Change	$9 - $9.5B	No Change
In-line Products & New Product Portfolio	~$36.5B or low double-digit increase	~$36B or low double-digit increase	~$36.5B or low double-digit increase	~$36B or low double-digit increase
Gross Margin %	~78%	No Change	~78%	~79%
Operating Expenses[2]	Mid single-digit decline	No Change	Low single-digit decline	No Change
Tax Rate	~22%	~23%	~16.5%	No Change
Diluted EPS[3]	$2.92 - $3.22	$2.71 - $3.01	$7.44 - $7.74	Reaffirmed

[1]Key LOE Products = Revlimid & Abraxane
[2]Operating Expenses = MS&A and R&D; does not include Acquired IPR&D and amortization of acquired intangibles
[3]April guidance includes net impact of ($0.21) from acquired IPRD and licensing income, which comprises ($0.10) in Q1 and an additional ($0.11) in April due to buyout of future royalty obligation; July guidance includes YTD net impact of ($0.24) from acquired IPRD and licensing income

Bristol Myers Squibb™ | Q2 2022 Results
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Q2 2022 Results Not for Product Promotional Use Q&A Giovanni Caforio, M.D. Board Chair, Chief Executive Officer David Elkins Executive VP, Chief Financial Officer 17 Chris Boerner, Ph.D. Executive VP, Chief Commercialization Officer Samit Hirawat, M.D. Executive VP, Chief Medical Officer, Global Drug Development